                                                                   EXHIBIT 10.48
                  TAX ALLOCATION AND INDEMNIFICATION AGREEMENT

          This Tax Allocation and Indemnification Agreement dated as of _______ __, 1996, is entered into by and among GranCare, Inc., a California corporation ("GCI"), GCI Properties, Inc., a California corporation ("GCI Properties"), and each of the following corporations:

  GranCare Health Services, Inc., a California corporation ("GCHS")
  CompuPharm, Inc., a Delaware corporation ("CompuPharm")  #
  Patient Therapy Systems, Inc., a California corporation ("PT Systems")
  GCI-Cal Pharmacies, Inc., a California corporation ("GCI-Cal Pharmacies") # GCI Innovative Pharmacy, Inc., a Wisconsin corporation ("GCI Innovative") CompuPharm LTC, Inc., an Indiana corporation ("CompuPharm LTC")
  Drug Systems, Inc., a Colorado corporation ("DSI")    #
  CompuPharm of Virginia, Inc., a Virginia corporation ("CompuPharm-VA")
  TeamCare Pharmacy, Inc., a Wisconsin corporation ("TeamCare")    #
  CapCare Health Services, Inc., an Illinois corporation ("CapCare")    #
  Renaissance Mental Health Center, Inc., a Wisconsin corporation
  ("Renaissance")
  CompuPharm Ohio Pharmacy, Inc., an Ohio corporation ("CompuPharm-Ohio") CompuPharm Clinical Services, Inc., a New Jersey corporation ("CCSI") CompuPharm New Jersey, Inc., a New Jersey corporation ("CNJ") #
  AMS Green Tree, Inc., a Wisconsin corporation ("AMS-GT")
  American-Cal Medical Services, Inc., a California corporation ("Am-Cal")
  HMI Convalescent Care, Inc., a California corporation ("HMI")
  GranCare South Carolina, Inc., a South Carolina corporation ("GC-SC")
  GCI Palm Court, Inc., a California corporation ("GCI-PC")
  GCI East Valley Medical & Rehabilitation Center, Inc., an Arizona corporation ("GCI-EV")
  GCI Realty, Inc., a Delaware corporation ("GCI Realty")
  GCI Jolley Acres, Inc., a South Carolina corporation ("GCI-JA")
  GCI Prince George, Inc, a South Carolina corporation ("GCI-PG")
  GCI Springdale Village, Inc., a South Carolina corporation ("GCI-SV")
  GCI Village Green, Inc., a South Carolina corporation ("GCI-VG")
  GCI Faith Nursing Home, Inc., a South Carolina corporation ("GCI-FN")
  GCI Rehab, Inc., a California corporation ("GCI Rehab")
  GCI-Cal Health Care Centers, Inc., a California corporation ("GCI-Cal HCC") GranCare Home Health Services, Inc., a California corporation ("GCI-Cal HH") Coordinated Home Health Services, Inc., a California corporation ("CHHS") GranCare Nursing Services and Hospice, Inc., a Wisconsin corporation ("GCNSH") Winyah Dispensary, LTC of North Carolina, Inc., a North Carolina corporation
  ("Winyah-NC")                                                      #
  GCI-Winyah, Inc., a South Carolina corporation ("GCI-Winyah")    #
  AMS Properties, Inc., a California corporation ("AMS-Properties")
  Evergreen Health Care, Inc., a Georgia corporation ("Evergreen")
  National Heritage Realty, Inc., a Louisiana corporation ("NHRI")
  Omega/Indiana Care Corporation, a Delaware corporation ("OICC")
  EH Acquisition Corp., Inc., a Georgia corporation ("EHAC I")
  EH Acquisition Corp. II, Inc., a Georgia corporation ("EHAC II")

  EH Acquisition Corp. III, Inc., a Georgia corporation ("EHAC III")
  Heritage of Louisiana, Inc., a Louisiana corporation ("HOLI")
  Health Resources, Inc., a Nevada corporation ("HRI")  @
  National Heritage Pharmacy, Inc., a Nevada corporation ("NHPI")  @
  Heritage Sterling Financial Services, Inc., a _______ corporation ("HSFSI") @ Sterling Health Care, Inc., a _______ corporation ("SHCI") @
  EH Resources, Inc., a Georgia corporation ("EHRI")  @
  GCI Health Care Centers, Inc., a Delaware corporation ("GCI-HCC")
  GC Services, Inc., a California corporation ("GC-Services")
  GCI Valley Manor Health Care Center, Inc., a Colorado corporation ("GCI-VM") GCI Camelia Care Center, Inc., a Colorado corporation ("GCI-Camelia") Cornerstone Health Management Company, a Delaware corporation ("Cornerstone") HostMasters, Inc., a California corporation ("HostMasters")
  GCI Colter Village, Inc., an Arizona corporation ("GCI-Colter")
  GCI Indemnity, Inc., a Hawaii corporation ("GCI-Indemnity")
  GCI Bella Vita, Inc., a California corporation ("GCI Bella Vita")
  GCI Wisconsin Properties, Inc., a Wisconsin corporation ("GCI-Wisconsin")
  GCI Ashland Health Care Center, Inc., a Wisconsin corporation ("GCI-Ashland") GCI North Shore Health Care Center, Inc., a Wisconsin corporation ("GCI-North Shore")
  GCI Hillside Health Care Center, Inc., a Wisconsin corporation ("GCI-
  Hillside")
  GCI Family Nursing Home and Rehabilitation Center, Inc., a Wisconsin corporation ("GCI-Family")
  Professional Health Care Management, Inc., a Michigan corporation ("PHCM") Cambridge Bedford, Inc., a Michigan corporation ("CBI")
  Cambridge East, Inc., a Michigan corporation ("CEI")
  Cambridge North, Inc., a Michigan corporation ("CNI")
  Cambridge South, Inc., a Michigan corporation ("CSI")
  Clintonaire Nursing Home, Inc., a Michigan corporation ("CNHI")
  Crestmont Health Center, Inc., a Michigan corporation ("CHCI")
  Frenchtown Nursing Home, Inc., a Michigan corporation ("FNHI")
  Heritage Nursing Home, Inc., a Michigan corporation ("HNHI")
  Madonna Nursing Center, Inc., a Michigan corporation ("MNCI")
  Middlebelt Nursing Home, Inc., a Michigan corporation ("MNHI")
  Middlebelt-Hope Nursing Home, Inc., a Michigan corporation ("MHNHI") Nightingale East Nursing Center, Inc., a Michigan corporation ("NENCI")
  St. Anthony Nursing Home, Inc., a Michigan corporation ("SANHI")
  International Health Care Management, Inc., a Michigan corporation ("IHCMI") International X-Ray, Inc., a Michigan corporation ("IXRI")
  Span Purchasing, Inc., a Virginia corporation ("Span")
  GCI-Cal Therapies, Inc., a California corporation ("GCI-Cal Therapies")
  GCI Therapies, Inc., a California corporation ("GCI Therapies")

     [MOST, IF NOT ALL, OF THE PHARMACY SUBSIDIARIES ARE CHANGING THEIR NAMES TO
     ---------------------------------------------------------------------------
     INCLUDE THE TRADE NAME "TEAMCARE." ACCORDINGLY, SOME OF THE NAMES SET FORTH
     ---------------------------------------------------------------------------
     ABOVE MAY CHANGE.]
     ------------------


     [CERTAIN OF THE SUBSIDIARIES LISTED ABOVE, INCLUDING THOSE HIGHLIGHTED WITH
     ---------------------------------------------------------------------------
     THE @ SYMBOL, ARE INACTIVE AND ARE IN THE PROCESS OF BEING LIQUIDATED.
     -----------------------------------------------------------------------
     ACCORDINGLY, THOSE SUBSIDIARIES WHICH ARE LIQUIDATED PRIOR TO THE EXECUTION
     ---------------------------------------------------------------------------
     OF THIS AGREEMENT WILL BE ELIMINATED AS PARTIES TO THE AGREEMENT.]
     ------------------------------------------------------------------


     [THOSE SUBSIDIARIES LISTED ABOVE WHICH HAVE A # SYMBOL NEXT TO THEM WILL BE
     ---------------------------------------------------------------------------
     MERGED WITH OTHER SUBSIDIARIES AS PART OF THE INTERNAL RESTRUCTURING
     ---------------------------------------------------------------------------
     UNDERTAKEN PRIOR TO THE SPIN-OFF. ACCORDINGLY, THOSE SUBSIDIARIES ALSO WILL
     ---------------------------------------------------------------------------
     BE ELIMINATED AS PARTIES TO THE AGREEMENT.]
     -------------------------------------------

(individually, sometimes referred to as a "Subsidiary" and, collectively, the "Subsidiaries").

                                  WITNESSETH:

     WHEREAS GCI adopted a plan of distribution, as set forth in that certain Agreement and Plan of Distribution dated _________ __, 1996 (the "Distribution Agreement"), whereby it contemplates a distribution to its shareholders of all the outstanding common stock of GCI Properties, a corporation which will hold (directly or indirectly) its skilled nursing facilities business and certain other non-pharmacy businesses (the "Distribution"), and GCI and GCI Properties have agreed to enter into certain agreements, including the Distribution Agreement and this Tax Allocation and Indemnification Agreement, setting forth their respective rights, duties, and obligations with respect to liabilities of the Parties, including Tax liabilities, attributable to events that occurred in periods prior to the Distribution;

     WHEREAS, as a consequence of the Distribution, GCI Properties and the Subsidiaries that will become members of the GCI Properties Group (as hereinafter defined) will no longer be members of the GCI Group (as hereinafter defined) or of any other group of which GCI and the subsidiaries who are members of the Post-Distribution GCI Group (as hereinafter defined) become members;

     WHEREAS, pursuant to Treas. Reg. Section 1.1502-6, GCI and each Subsidiary will be severally liable for the consolidated federal income tax liability of the GCI Group for any period during which GCI and such Subsidiary were members of the GCI Group during any part of a consolidated return year; and

     WHEREAS, GCI, GCI Properties, and the Subsidiaries desire to set forth their rights and obligations with respect to foreign, federal, state and local taxes for periods both before and after the Distribution and with respect to certain tax liabilities that may be asserted in connection with the Distribution.

     NOW THEREFORE, GCI, GCI Properties, and the Subsidiaries, in consideration of the mutual covenants contained herein, agree as follows:


                                  ARTICLE I.

                                 DEFINITIONS
                                 -----------

     For purposes of this Agreement, the following definitions shall apply:

     1.1 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     1.2 "Consolidated Return" means a consolidated United States federal income tax return or any consolidated or combined state, county, or local income tax return which includes any Party to this agreement.

     1.3 "Date of Distribution" or "Distribution Date" means the date on which the stock of GCI Properties is distributed by GCI to its shareholders.

     1.4 "Employee Benefits Matters Agreement" means that certain agreement of even date herewith entitled Employee Benefit Matters Agreement which was entered into by the Parties to this Agreement in connection with the Distribution Agreement.

     1.5 "Expenses" means out-of-pocket expenses paid to third parties and shall not include any overhead or indirect costs.

     1.6 "Final Determination" means the final resolution of liability for any Tax for a taxable period (i) by IRS Form 870 or 870-AD (or any successor forms thereto), on the date of acceptance by or on behalf of the IRS, or by a comparable agreement or form under the laws of other jurisdictions, except that a Form 870 or 870-AD or comparable form that reserves the right of the taxpayer to file a claim for refund and/or the right of the taxing authority to assert a further deficiency shall not constitute a Final Determination; (ii) by a decision, judgment, decree, or other order by a court of competent jurisdiction which has become final and unappealable; (iii) by a closing agreement or compromise under Section 7121 or 7122 of the Code or any subsequently enacted corresponding provisions of the Code, or comparable agreements under the laws of other jurisdictions; (iv) by an allowance of a refund or credit in respect of an overpayment of Tax, but only after the expiration of all periods during which such refund may be recovered (including by way of offset) by the Tax-imposing jurisdiction; or (v) by any other final disposition by reason of the expiration of the applicable statutes of limitations.

     1.7 "GCI Group" means the affiliated group (within the meaning of Section 1504(a) of the Code) of which GCI is the common parent, including periods before GCI became the common parent.

     1.8 "GCI Properties Group" means GCI Properties, any subsidiaries that become members of the GCI Properties consolidated group after the Distribution Date, and the following Subsidiaries:

               Renaissance               AMS-GT
               Am-Cal                    HMI
               GC-SC                     GCI-PC
               GCI-EV                    GCI Realty
               GCI-JA                    GCI-PG
               GCI-SV                    GCI-VG
               GCI-FN                    GCI Rehab
               GCI-Cal HCC               GCI-Cal HH
               CHHS                      GCNSH
               AMS-Properties            Evergreen
               GCI-HCC                   GC-Services
               GCI-VM                    GCI-Camelia
               Cornerstone               HostMasters
               GCI-Colter                GCI-Indemnity
               GCI Bella Vita            GCI-Wisconsin
               PHCM                      CBI
               CEI                       CNI
               CSI                       CNHI
               CHCI                      FNHI
               HNHI                      MNCI
               MNHI                      MHNHI
               NENCI                     SANHI
               IHCMI                     IXRI
               GCI-Cal Therapies         GCI Therapies
               NHRI                      OICC
               EHAC I                    EHAC II
               EHAC III                  HOLI
               HRI                       NHPI
               HSFSI                     SHCI
               EHRI                      GCI-Ashland
               GCI-North Shore           GCI-Hillside
                                  GCI-Family

     1.9 "GCI Properties Tainting Act" means any breach by GCI Properties or any member of the GCI Properties Group of a representation or covenant relating to the qualification of the Distribution as a distribution described in Section 355 of the Code which is given by GCI Properties and the members of the GCI Properties Group in connection with the Tax Certificate dated __________ __, 1996 , unless either (a) GCI consents in writing to such action, or (b) GCI is provided (at GCI Properties' expense) an IRS ruling that such action will not cause the Distribution to fail to qualify as a distribution described in Section 355 of the Code.

     1.10 "GCI Tainting Act" means any breach by GCI or any member of the Post-Distribution GCI Group of a representation or covenant relating to the qualification of the Distribution as a distribution described in Section 355 of the Code which is given by GCI and the members of the Post-Distribution GCI Group in connection with the Tax Certificate dated __________ __, 199_ , unless either (a) GCI Properties consents in writing to such action, or (b) GCI Properties is provided (at GCI's expense) an IRS ruling that such action will not cause the Distribution to fail to qualify as a distribution described in
Section 355 of the Code.

     1.11 "IRS" means the Internal Revenue Service.

     1.12 "Merger" shall have the same meaning as given that term in the Distribution Agreement.

     1.13 "Party" or "Parties" means any of the parties to this Agreement.

     1.14 "Post-Distribution GCI Group" means GCI and the following
Subsidiaries:

               GCHS                           CompuPharm
               PT Systems                     GCI-Cal Pharmacies
               GCI Innovative                 CompuPharm LTC
               DSI                            CompuPharm-VA
               TeamCare                       CapCare
               CompuPharm-Ohio                CCSI
               CNJ                            Winyah-NC
               GCI-Winyah                     Span

     1.15 "Personal and Real Property Taxes" mean all Taxes which are assessed upon the value of real or personal property owned, leased, rented or used by any of the Parties to this Agreement, including, but not limited to, real and personal property taxes, use taxes, value added taxes or other ad valorem taxes.


     1.16 "Restructuring Taxes" means any Taxes resulting from the failure of the restructuring transactions contemplated by the Distribution Agreement to qualify as a "tax-free" reorganization and distribution within the meaning of Sections 368(a)(1)(D) and 355 of the Code or otherwise as "tax-free" under the Code.

     1.17 "Tax Benefit" means any Tax Item which decreases Taxes paid or payable.

     1.18 "Tax" or "Taxes" means all forms of taxation, whenever created or imposed, whether domestic or foreign, and whether imposed by a nation, locality, municipality, government, state, federation, or other body (a "Taxing Authority"), and without limiting the generality of the foregoing, shall include net income, alternative or add-on minimum tax, gross income, sales, use, franchise, gross receipts, value added, ad valorem, profits, license, payroll, withholding, social security, unemployment insurance, employment, property, transfer, recording, excise, severance, stamp, occupation, premium, windfall profit, custom duty, or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any related interest, penalties or other additions to tax, or additional amounts imposed by any such Taxing Authority.

     1.19 "Tax Controversy" means any audit, examination, dispute, suit, action, litigation or other judicial or administrative proceeding by or against the IRS or any other Taxing Authority.

     1.20 "Tax Item" means any item of income, gain, loss, deduction, credit, recapture of credit or any other item, including, but not limited to, an adjustment under Code Section 481 resulting from a change in accounting method, which increases or decreases Taxes paid or payable.

     1.21 "Tax Returns" means all reports, estimates, declarations of estimated tax, information statements, returns or other documents required to be filed by a Party in connection with any Taxes, including but not limited to requests for extensions of time, information statements and reports, claims for refund, and amended returns.


                                  ARTICLE II.

                            TAX RETURN PREPARATION
                            ----------------------

          Consolidated Returns. (a) GCI Properties shall prepare and timely file
          --------------------
any Consolidated Return which includes one or more, but only, members of the GCI Group for any taxable period which ends on or prior to the Distribution Date. The Consolidated Return shall be prepared by GCI Properties in compliance with applicable tax laws and on a basis that is consistent with any IRS ruling or opinion of tax counsel obtained by GCI or GCI Properties and with prior Consolidated Returns (to the extent applicable). Not later than 60 days prior to the due date for filing the

Consolidated Return. GCI shall notify GCI Properties in writing of any objections it has to the treatment of any Tax Item on the Consolidated Return within 30 days after the receipt of the Consolidated Return; provided, however, that when such objections relate to items which do not affect the Tax liability of the Post-Distribution GCI Group or adversely affect the "tax-free" treatment of the Distribution or the Restructuring Taxes, the objections shall be set forth in writing, specifically stating that there does not exist a reasonable basis or substantial authority for the tax treatment being accorded such item. Any failure to provide such objection shall be considered acceptance by GCI of the Consolidated Return as prepared by GCI Properties. If a written objection is made by GCI, the tax managers of GCI and GCI Properties will meet and try in good faith to resolve all disagreements with respect to the treatment of the Tax Item(s) in question within 5 days of the receipt of the written objection. If the tax managers are unable to resolve all disagreements with respect to the treatment of the Tax Item(s) in question, then one of the "Big Six" certified public accounting firms will be chosen by GCI and GCI Properties to advise as to the proper treatment of the Tax Item(s) in dispute; provided, however, that when any disagreement which relates to an item which does not affect the Tax liability of the Post-Distribution GCI Group or adversely affect the "tax-free" treatment of the Distribution or the Restructuring Taxes, the item shall be reported in accordance with the tax treatment determined by GCI Properties provided that GCI has received a letter from the chief financial officer of GCI Properties that, after consultation with its tax adviser, substantial authority exists for the tax treatment being accorded the item by GCI Properties. GCI Properties will provide GCI with a copy of the Consolidated Return as filed, along with documentation establishing proof of timely filing.

     (b) GCI Properties shall prepare and timely file any Consolidated Return which includes one or more, but only, members of the GCI Group for any taxable period which ends after the Distribution Date, but includes the Distribution Date. The Consolidated Returns shall be prepared by GCI Properties in compliance with applicable tax laws and on a basis that is consistent with any IRS ruling or opinion of tax counsel obtained by GCI or GCI Properties and with prior Consolidated Returns (to the extent applicable). GCI shall provide GCI Properties with (i) separate, pro forma Tax Returns covering the period beginning with the day after the Distribution Date and running through the close of the taxable period reported on such Consolidated Return for each of the members of the Post-Distribution GCI Group included in such Consolidated Return, and (ii) any information in support of such separate, pro forma returns or which might otherwise be necessary or helpful in the preparation of the Consolidated Return. GCI shall provide such separate, pro forma returns and information not later than 60 days prior to the due date of the Consolidated Return (including extensions). Not later than 45 days prior to the due date for filing the Consolidated Return (including extensions), GCI Properties shall provide a copy of the Consolidated Return to GCI for its review and consent prior to the filing of the Consolidated Return. GCI shall notify GCI Properties in writing of any objections it has to the treatment of any Tax Item on the Consolidated Return within 30 days after the receipt of the Consolidated Return; provided, however, that when such objections relate to items which do not affect the Tax liability of the Post-Distribution GCI Group or adversely affect the "tax-free" treatment of the Distribution or the Restructuring Taxes, the objections shall be set forth in writing, specifically stating that there does not exist a reasonable basis or substantial authority for the tax treatment being accorded such item. Any failure to provide such objection shall be considered acceptance by GCI of the Consolidated Return as prepared by GCI Properties. If a written objection is made by GCI, the tax managers of GCI and GCI Properties will meet and try in good faith to resolve all disagreements with respect to the treatment of the Tax Item(s) in question within 5 days of the receipt of the written objection. If the tax managers are unable to resolve all disagreements with respect to the treatment of the Tax Item(s) in question, then one of the "Big Six" certified public accounting firms will be chosen by GCI and GCI Properties to advise as to the proper treatment of the Tax Item(s) in dispute; provided, however, that when any disagreement which relates to an item which does not affect the Tax liability of the Post-Distribution GCI Group or adversely affect the "tax-free" treatment of the Distribution or the Restructuring Taxes, the item shall be reported in accordance with the tax treatment determined by GCI Properties provided that GCI has received a letter from the chief financial officer of GCI Properties that, after consultation with its tax adviser, substantial authority exists for the tax treatment being accorded the item by GCI Properties.. GCI Properties will provide GCI with a copy of the Consolidated Return as filed, along with documentation establishing proof of timely filing.

     (c) GCI shall be responsible for preparing and filing any Consolidated Return which includes any member of the Post-Distribution GCI Group for any taxable period which begins after the Distribution Date.

     (d) GCI Properties shall be responsible for preparing and filing any Consolidated Return which includes only members of the GCI Properties Group.

     2.2  Separate Returns. (a) GCI Properties shall prepare and file any Tax
          ----------------
Return required to be filed for any member of the Post-Distribution GCI Group not listed on Schedule 2.2 hereto for all taxable periods which end on or before the Distribution Date or which end after the Distribution Date, but include the Distribution Date. If the Tax Return includes any period ending after the Distribution Date, then GCI shall provide GCI Properties with (i) a separate, pro forma Tax Return covering the period beginning with the day after the Distribution Date and running through the close of the taxable period reported on such Tax Return, and (ii) any information in support of such separate, pro forma Tax Return or which might otherwise be necessary or helpful in the preparation of the Tax Return. GCI shall provide such separate, pro forma Tax Return and information not later than 60 days prior to the due date of the Tax Return (including extensions). Not later than 45 days prior to the due date for filing the Tax Return, GCI Properties shall provide a copy of the Tax Return to GCI for its review and consent prior to the filing of the Tax Return (including extensions). GCI shall notify GCI Properties in writing of any objections it has to the treatment of any Tax Item on the Tax Return within 30 days after the receipt of the Tax Return; provided, however, that when such objections relate to items which do not affect the Tax liability of the Post-Distribution GCI Group or adversely affect the "tax-free" treatment of the Distribution or the Restructuring Taxes, the objections shall be set forth in writing, specifically stating that there does not exist a reasonable basis or substantial authority for the tax treatment being accorded such item. Any failure to provide such objection shall be considered acceptance by GCI of the Tax Return as prepared by GCI Properties. If a written objection is made by GCI, the tax managers of GCI and GCI Properties will meet and try in good faith to resolve all disagreements with respect to the treatment of the Tax Item(s) in question within 5 days of the receipt of the written objection. If the tax managers are unable to resolve all disagreements with respect to the treatment of the Tax Items in question, then one of the "Big Six" certified public accounting firms will be chosen by GCI and GCI Properties to advise as to the proper treatment of the Tax Item in dispute; provided, however, that when any disagreement which relates to an item which does not affect the Tax liability of the Post-Distribution GCI Group or adversely affect the "tax-free" treatment of the Distribution or the Restructuring Taxes, the item shall be reported in accordance with the tax treatment determined by GCI Properties provided that GCI has received a letter from the chief financial officer of GCI Properties that, after consultation with its tax adviser, substantial authority exists for the tax treatment being accorded the item by GCI Properties. GCI Properties will provide GCI with a copy of the Tax Return as filed, along with documentation establishing proof of timely filing.

     (b) GCI shall be responsible for causing the preparation and filing of any Tax Return for any member of the Post-Distribution GCI Group listed on Schedule
2.2 hereto for any taxable period which ends on or includes the Distribution
Date.

     (c) GCI shall be responsible for causing the preparation and filing of any Tax Return for any member of the Post-Distribution GCI Group for any taxable period which begins after the Distribution Date.

     (d) GCI Properties shall be responsible for preparing and filing all Tax Returns for any member of the GCI Properties Group.

     2.3  Cooperation and Exchange of Information. Each Party shall be
          ---------------------------------------
responsible for the timely submission to each other Party of information of which it has knowledge regarding any Tax Item which may properly be included in any Tax Return to be filed by the other Party, and shall provide any and all other information and documentation (including, but not by way of limitation, working papers and schedules) reasonably requested by any Party for use in connection with the preparation and filing of any Tax Returns or the handling of any Tax Controversy. GCI, GCI Properties, and each Subsidiary shall execute such consents, elections, attachments, and other documents, as well as the Consolidated Return or Tax Return itself, that may be required or appropriate for the proper filing of such Consolidated Return or Tax Return.


                                 ARTICLE III.

                      CONSOLIDATED RETURN TAX LIABILITIES
                      -----------------------------------

     3.1  Allocation Method.  In order to determine that portion of the Tax
          -----------------
liability (other than Restructuring Taxes) due with respect to any Consolidated Return which is the subject of this Agreement that is allocable to a Party, the Parties agree to determine and allocate such Tax liability among themselves in the following manner:

          (a) All Consolidated Return Tax liabilities of any member or members of the GCI Group for any taxable period (or portion thereof) ending on or before the Distribution Date shall be allocated to GCI Properties and the other members of the GCI Properties Group.

          (b) All Consolidated Return Tax liabilities for taxable periods that include but do not end on the Distribution Date ("Straddle Periods") shall be allocated between that portion of the period that ends on the Distribution Date and the subsequent portion of the period based upon a closing of the books and computations of separate hypothetical Tax liabilities for such portions. The Consolidated Return Tax liability for the relevant Straddle Period shall be allocated to the portions of the Straddle Period in the ratio of the portion's hypothetical Tax liability to the sum of the portions' hypothetical Tax liabilities, and then the portions allocated to each of such periods shall be further allocated among the Parties in accordance with the method described in Section 1552(a)(2) of the Code, except that all Consolidated Return Tax liabilities allocable under this Section 3.1(b) to any member or members of the GCI Group for any taxable period (or portion thereof) ending on the Distribution Date shall be allocated to GCI Properties and the other members of the GCI Properties Group.

          (c) If the Tax liability with respect to a Consolidated Return is adjusted for any taxable period, whether by means of an amended return, claim for refund, or assessment by a taxing authority, the liability of each Party shall be recomputed under this Section 3.1 of the Agreement to give effect to such adjustment.

          (d) GCI Properties shall provide each Party with a computation (and such other workpapers and documentation supporting such computation) of the allocation to each Party of the Tax liability with respect to a Consolidated Return no later than 10 days prior to the filing of the Consolidated Return. GCI may object to such computation or allocation by presenting GCI Properties with a written explanation of such objection(s) (which contains specific explanation of the reasons and support for their objections) within 30 days after receiving the computation and allocation from GCI Properties. Any failure to provide such objection shall be considered acceptance by GCI of the allocation as prepared by GCI Properties. If a written objection is made by GCI, the tax managers of GCI and GCI Properties will meet and try in good faith to resolve all disagreements with respect to the allocation of Tax Liability. If the tax managers are unable to resolve all disagreements with respect to the allocation, then one of the "Big Six" certified public accounting firms will be chosen by GCI and GCI Properties to advise as to the proper treatment of the Tax
          Item in dispute.

          (e) Notwithstanding any provision in this Section 3.1 to the contrary:

              (1) In the event that the Merger results in any "excess parachute payments" within the meaning of Section 280G of the Code to any persons other than Gene E. Burleson or Arlen Reynolds that would be deductible after the Closing Date by GCI, any of its Subsidiaries, or their successors but for the provisions of
              Section 280G, GCI Properties shall pay to GCI or its successor an amount in cash equal to the amount of such "excess parachute payments" multiplied by the sum of (i) the highest federal income tax rate under Code Section 11 (or any successor provision thereto) applicable to a corporation that is in effect for the year of the "excess parachute payment" and (ii) five percent (5%). Such payment shall be made by GCI Properties to GCI or its successor within ten (10) days after GCI or its successor provides to GCI Properties a written statement that such "excess parachute payments" have been made together with a calculation of the amount of such "excess parachute payments."

              (2) In the event that the Merger results in any "excess parachute payments" within the meaning of Section 280G of the Code to Gene
              E. Burleson or Arlen Reynolds that would be deductible on or before the Closing Date by GCI or any of its Subsidiaries but for the provisions of Section 280G, GCI or its successor shall pay to GCI Properties an amount in cash equal to the amount of such "excess parachute payments" multiplied by the sum of (i) the highest federal income tax rate under Code Section 11 (or any successor provision thereto) applicable to a corporation that is in effect for the year of the "excess parachute payment" and (ii) five percent (5%). Such payment shall be made by GCI or its successor to GCI Properties within ten (10) days after GCI Properties provides to GCI or its successor a written statement that such "excess parachute payments" have been made together with a calculation of the amount of such "excess parachute payments."

              (3) If the Party obligated to make payment under subsection (1) or (2) above makes a written objection prior to the payment's due date, the tax managers of GCI or its successor and GCI Properties will meet and try in good faith to resolve all disagreements with respect to the characterization and amount of such payment as an "excess parachute payment" within five (5) days of the receipt of the written objection. If the tax managers are unable to resolve all disagreements, then one of the "Big Six" certified public accounting firms will be chosen by GCI or its successor and GCI Properties to determine the proper characterization and amount of such payment as an "excess parachute payment" which determination shall be final and payment shall be made within ten
              (10) days of such determination.

     3.2  Tax Payments or Benefits.  GCI Properties shall be responsible for
          ------------------------
paying or for making arrangements with GCI for the payment of any Tax liability, including estimated tax liability and any liability which may be subsequently assessed, with respect to a Consolidated Return allocated to GCI Properties or any member of the GCI Properties Group in accordance with Section 3.1 of this Agreement. Payments under this Section 3.2 are to be made no later than the date on which payments must be made to the Taxing Authority. GCI Properties shall be entitled to receive and retain any refund or overpayment (including any interest received thereon), and GCI and/or any member of the GCI Group shall pay over to GCI Properties such refund or overpayment received by GCI or such other member, whether claimed on the originally filed return or an amended return, with respect to a Consolidated Return to the extent that GCI Properties has been allocated the Tax liability in accordance with Section 3.1 of this Agreement.

     3.3  Carrybacks and Carry Forwards.  If part or all of an unused
          -----------------------------
consolidated net operating loss or tax credit is allocated to a Party pursuant to Treasury Regulations Section 1.1502-79 (or comparable provision under foreign, state, or local law) and is carried back or forward to a year in which such Party was not a member of the Consolidated Return from which such tax attribute arose, any refund or reduction in Tax liability arising from the carryback or carryover shall be retained by such Party (if such refund or reduction goes to a Party other than the Party entitled to the refund under this
Section 3.3, then such other Party shall pay over such amount to the Party entitled to the refund under this Section 3.3).

     If a member of the GCI Properties Group incurs a net operating loss or has excess tax credits for a taxable year subsequent to the period in which such member was a member of the GCI Group, and such net operating loss or tax credits must be carried back to a Consolidated Return of the GCI Group, then such member shall be permitted to carryback such tax attribute to such GCI Group Consolidated Return; provided, however, that in the event that any member of the GCI Properties Group incurs a capital loss which may, but need not, be carried back to a period in which it was a member of the GCI Group, then such member shall be permitted to carryback such capital loss to such GCI Group Consolidated Return. GCI shall cooperate in the filing of a claim for refund relating to such net operating loss or tax credit carryback. The member of the GCI Properties Group possessing the tax attributes giving rise to the refund shall be entitled to retain the full amount of such refund (and such amount shall be paid over by GCI to such member), less an amount to cover any Expenses incurred by GCI in connection with the filing of such claim for refund. Notwithstanding the foregoing, in the event where any member of the GCI Properties Group incurs a capital loss which is carried back to a period in which it was a member of the GCI Group, the amount of the refund to which GCI Properties shall be entitled to receive (and which shall be paid to GCI Properties) shall be the lesser of: (a) the actual Tax refund with respect to such loss carryback; or (b) the amount of Taxes that would have been refunded if the amount of capital loss carried back equalled only the capital gain generated by the members of the GCI Properties Group for the years to which the capital loss is carried back (calculated on a yearly basis); less an amount to cover a proportionate share (based upon a ratio of the portion of the refund to be paid to GCI Properties to the total refund received as a result of filing the claim) of any Expense incurred by GCI in connection with the filing of the claim for refund. In the event that any member of the Post-Distribution GCI Group, the amount of the refund to which GCI Properties shall be entitled to receive (and which shall be paid to GCI Properties) shall be the actual Tax refund with respect to such loss carryback minus the amount of Taxes that would have been refunded if the amount of capital loss carried back equalled only the capital gain generated by the members of the Post-Distribution GCI Group for the years to which the capital loss is carried back (calculated on a yearly basis), but not less then zero, less an amount to cover a proportionate share (based upon a ratio of the portion of the refund to be paid to GCI Properties to the total refund received as a result of filing the claim) of any Expenses incurred by GCI in connection with the filing of the claim for refund. GCI shall be entitled to retain any portion of a refund which is not required to be paid to a member of the GCI Properties Group under this Section 3.3.


                                  ARTICLE IV.

                   RESTRUCTURING TAXES AND OTHER LIABILITIES
                   -----------------------------------------

     4.1    Restructuring Taxes.  Notwithstanding any other provision of this
            -------------------
Agreement to the contrary, any liability with respect to Restructuring Taxes shall be allocated as follows:

     (a)    Liability Resulting from a GCI Properties Tainting Act. In the event
            ------------------------------------------------------
that GCI is liable for Restructuring Taxes because the Distribution failed to meet the requirements of Sections 368(a)(1)(D) and 355 of the Code for nonrecognition of gain or loss due solely to a GCI Properties Tainting Act, then GCI Properties shall be allocated all liability for: (1) the Restructuring Taxes; (2) any claim against GCI or any member of the Post-Distribution GCI Group for liability to shareholders of GCI arising out of the determination that the Distribution failed to meet the requirements of Section 355 of the Code for nonrecognition of gain or loss; and (3) any and all other liability that arises as a direct consequence of, or would not have otherwise arisen but for, the determination that GCI is liable for the Restructuring Taxes as a result of the GCI Properties Tainting Act. For purposes of this Section 4.1, any failure of the Distribution to meet the requirements of Code Sections 368(a)(1)(D) and 355 shall be treated as due solely to a GCI Properties Tainting Act if any of the following items shall have occurred; provided, however, that none of the items set forth in 4.1(c)(i)-(v) shall have occurred first:

            (i) A merger or liquidation of GCI Properties, or an acquisition of the outstanding stock of GCI Properties which acquisition the GCI Properties Board of Directors consents or otherwise agrees to, or a contract or option for such a merger, liquidation, or acquisition, within two years of the Distribution Date;

            (ii) A failure by GCI Properties and its subsidiaries to continue the active conduct of their businesses for at least two years after the Distribution Date;

            (iii) A failure by GCI Properties to satisfy the active business requirement of Code Section 355(b);

            (iv) A failure by GCI to satisfy the active business requirement of Code Section 355(b), but only if such failure is not the result of GCI's failure to satisfy the conditions set forth in Section 4.1(c)(ii)-(iv);

            (v) The sale, exchange, or other disposition (in one or more transactions) of more than fifty percent of GCI Properties' assets (taking into account the stock of its subsidiaries) within two years of the Distribution Date; and

            (vi) A repurchase by GCI Properties of any of its outstanding stock within two years of the Distribution Date other than stock repurchases meeting the requirements of Section 4.05(1)(b) of Rev. Proc. 96-30.

     (b)    Multiple Tainting Acts or an Absence of Tainting Acts. In the event
            -----------------------------------------------------
of a determination that the Distribution failed to meet the requirements of Sections 368(a)(1)(D) and 355 of the Code for nonrecognition of gain or loss due to (1) any combination of a GCI Properties Tainting Act and a GCI Tainting Act, or (2) a complete absence of GCI Properties Tainting Acts and GCI Tainting Acts, then all liability for: (i) the Restructuring Taxes; (ii) any claim against GCI or any member of the Post-Distribution GCI Group for liability to shareholders of GCI arising out of the determination that the Distribution failed to meet the requirements of Section 355 of the Code for nonrecognition of gain or loss; and
(iii) any and all other liability that arises as a direct consequence of, or would not have otherwise arisen, but for the determination that GCI or any member of the GCI Group is liable for the Restructuring Taxes, shall be borne one-half (1/2) by GCI and one-half (1/2) by GCI Properties; provided, however, that the maximum liability that shall be borne by GCI under this Section 4.1(b) shall be $10 million. Notwithstanding the foregoing, if there is a complete absence of GCI Properties Tainting Acts and GCI Tainting Acts, and the liability under this Section 4.1(b) arises as the result of a retroactive change in the tax laws, then all liability under this Section 4.1(b) shall be borne one-half (1/2) by GCI and one-half (1/2) by GCI Properties.

     (c)    Liability Resulting from a GCI Tainting Act.  In the event that GCI
            -------------------------------------------
is liable for Restructuring Taxes because the Distribution failed to meet the requirements of Sections

368(a)(1)(D) and 355 of the Code for nonrecognition of gain or loss due solely to a GCI Tainting Act, then GCI shall be allocated all liability for: (1) the Restructuring Taxes; (2) any claim against GCI or any member of the Post-Distribution GCI Group for liability to shareholders of GCI arising out of the determination that the Distribution failed to meet the requirements of Section 355 of the Code for nonrecognition of gain or loss; and (3) any and all other liability that arises as a direct consequence of, or would not have otherwise arisen but for, the determination that GCI is liable for the Restructuring Taxes as a result of the GCI Tainting Act. For purposes of this Section 4.1, any failure of the Distribution to meet the requirements of Code Sections 368(a)(1)(D) and 355 shall be treated as due solely to a GCI Tainting Act if any of the following items shall have occurred; provided, however, that none of the items set forth in 4.1(a)(i)-(vi) shall have occurred first:

            (i) A taxable merger or a liquidation of any successor to GCI, or a taxable acquisition of the outstanding stock of any successor to GCI which acquisition the Board of Directors to GCI's successor consents or otherwise agrees to, or a contract or option for such a merger, liquidation, or acquisition, within two years of the Distribution Date;

            (ii) A failure by GCHS to continue the active conduct of its trade or business for at least two years after the Distribution Date;

            (iii) A sale, exchange, or other disposition of the stock of GCHS within two years of the Distribution Date;

            (iv) The sale, exchange, or other disposition (in one or more transactions) of more than fifty percent of GCHS' assets (taking into account the stock of its subsidiaries) within two years of the Distribution Date; and

            (v) A repurchase by any successor of GCI of any of its outstanding stock within two years of the Distribution Date other than stock repurchases meeting the requirements of Section 4.05(1)(b) of Rev. Proc. 96-30.

                                  ARTICLE V.

                           ALL OTHER TAX LIABILITIES
                           -------------------------

     5.1    Real and Personal Property Taxes.  Liability for Real and Personal
            --------------------------------
Property Taxes incurred with respect to the business or assets of GCI or any member of the Post-Distribution GCI Group which relate to any period which includes the Distribution Date shall be allocated between the period which ends on the Distribution Date and the period which begins on the day after the Distribution Date based upon a ratio of the number of days in each such period.

     5.2    Other GCI Taxes.  Any sales, use, transfer, recordation, excise, and
            ---------------
similar Taxes with respect to the business or assets of GCI, GCI Properties, or any member of the GCI Group shall be allocable to the period (i.e., pre- or post- Distribution Date) in which the sale, transfer, assignment, or exchange or other event giving rise to the liability for such Tax occurred.


                                  ARTICLE VI.

                               TAX CONTROVERSIES
                               -----------------

     6.1    Tax Controversies. (a) Except as otherwise provided in this Article
            -----------------
VI, GCI shall have primary responsibility and discretion in handling, settling, or contesting any Tax Controversy involving a Tax Return for which it has filing responsibility under this Agreement, and GCI Properties shall have primary responsibility and discretion in handling, settling, or contesting any Tax Controversy involving a Tax Return for which it has filing responsibility under this Agreement. Any expense incurred in handling, settling or contesting any Tax Controversy shall be borne by the Party having primary responsibility and discretion therefor.

      (b) The Party primarily responsible for any Tax Controversy shall use all reasonable efforts to resist any deficiency assertions by any Taxing Authority regardless of which Party is ultimately responsible for any such Tax under this Agreement, and shall not enter into any settlement that may reasonably be expected to have an adverse effect on another Party without the consent of that Party.

     (c) Each Party shall give prompt notice to any other affected Party of any communication (including, but not limited to, requests for information that might affect the treatment of any Tax Item and notices of proposed adjustments affecting the treatment of any Tax Item) with the IRS or other Taxing Authority which may affect any Tax Item of the other Party. Such other Party shall have the right to provide the Party having primary responsibility for the audit with information and input as to the response to such communication as may be appropriate under the circumstances. The Party having primary responsibility for the Tax Controversy shall notify all affected Parties promptly if any Taxing Authority proposes an assessment of Taxes for which any other Party to this Agreement could be obligated to indemnify or a Party with direct responsibility for payment of the Tax liability to the Taxing Authority is other than the Party with responsibility for the handling of Tax Controversy.

     6.2    Cooperation.   (a) The Parties agree that they shall afford full
            -----------
cooperation to each other in handling, settling, or contesting any Tax Controversy including, without limitation:

            i) the timely filing of appropriate claims for any refund which may be available on account of an item of loss, deduction or credit of any member of the GCI Group;

            ii) preparing and submitting responses to information requests by any Taxing Authority;

            iii) making available books, records and other documentation (including, but not by way of limitation, working papers and schedules) relevant to such proceeding, and systems support for documentation furnished in electronic form;

            iv) making directors, officers or employees available to appear in person for interview or for testimony;

            v) making employees available on a mutually convenient basis to provide additional information and explanation of materials provided hereunder;

            vi) executing powers of attorney, tax information authorizations and any other necessary or appropriate authorizations; and

            vii) executing agreements with the Taxing Authority reasonably necessary or appropriate for the settlement or pursuit of the contest of such issue.

            viii) executing and filing any petitions, memoranda, and/or such other documentation with the Taxing Authority or any court as may reasonably necessary or appropriate in pursuit of the contest of such issue.

     (b) The Party(ies) that may be affected by a Tax Controversy for which another Party has responsibility and discretion in handling, settling, or contesting shall have the right to have its representativesd, at its expense, participate in (1) all conferences, meetings, or proceedings with any Taxing Authority, and (2) all appearances before any court, the subject matter of which includes an issue that may affect such Party.

     (c) The right to participate referred to in Section 6.2(b) hereof shall include right to review the submission and content of documentation, memoranda of fact and law and briefs, to be present and submit input to the Party with primary Tax Controversy responsibility, or its representatives, with respect to the conduct of oral arguments or presentations, the selection of witnesses, and the negotiation of stipulations of fact with respect to the issue.

     6.3    Waiver of Indemnification. A Party with a right to indemnification
            -------------------------
under this Agreement with respect to any Tax liability that does not have the primary responsibility to handle, settle, or contest any Tax Controversy under the provisions of this Section VI may waive the right to such indemnification and assume the primary responsibility (at its expense) to handle, settle, or contest that portion of the Tax Controversy for which such Party has primary liability for the Tax liability.

     6.4    Record Retention. The Parties agree to retain all books, records,
            ----------------
returns, schedules, documents and all material papers or relevant items of information for periods (or portions thereof) prior to the Date of Distribution until the later of (i) seven (7) years after the Date of Distribution or (ii) the expiration of the full periods of the applicable statutes of limitations, including any extensions thereof.


                                 ARTICLE VII.

                                INDEMNIFICATION
                                ---------------

     7.1    Indemnification for Taxes.  (a) GCI Properties and the other members
            -------------------------
of the GCI Properties Group agree to pay, and to indemnify and to hold GCI and each member of the Post-Distribution GCI Group harmless from and against, any and all Tax liability (other than a liability for Restructuring Taxes) of each member of the GCI Group to the extent that such Tax liability relates to a period (or portion thereof) which ends on or before the Distribution Date.

     (b) GCI Properties and the other members of the GCI Properties Group agree to pay, and to indemnify and to hold GCI and each member of the Post-Distribution GCI Group harmless from and against, any and all Restructuring Taxes allocable to GCI Properties or any member of the GCI Properties Group in accordance with Article IV of this Agreement.

     (c) GCI Properties and the other members of the GCI Properties Group agree to pay, and to indemnify and to hold GCI and each member of the Post-Distribution GCI Group harmless from and against, any and all Tax liability (in accordance with Article III or V hereof) to GCI Properties or any member of the GCI Properties Group.

     (d) GCI agrees to pay, and to indemnify and to hold GCI Properties and each member of the GCI Properties Group harmless from and against, any and all Tax liability (other than a liability for Restructuring Taxes) allocable (in accordance with Article III or V of this Agreement) to GCI or a member of the Post-Distribution GCI Group to the extent that such Tax liability relates to a period (or portion thereof) which begins after the Distribution Date.

     (e) GCI agrees to pay, and to indemnify and to hold GCI Properties and each member of the GCI Properties Group harmless from and against, any and all Restructuring Taxes allocable to GCI or the Post-Distribution GCI Group in accordance with Article IV of this Agreement.


                                 ARTICLE VIII.

           ALLOCATION OF TAX BENEFITS RELATED TO STOCK OPTION EXPENSE
           ----------------------------------------------------------

     8.1  Payroll Tax Reporting and Withholding. Upon the exercise of any
          -------------------------------------
nonqualified stock option, or the disqualifying disposition of stock acquired upon exercise of any incentive stock option, covered by the Employee Benefits Matters Agreement, the employer of the employee exercising such option or making such disqualifying disposition of stock shall be responsible for collecting from the employee and timely remitting to the applicable Taxing Authority any required income, employment, payroll, or other tax withholding with respect to the income to be recognized by such employee as a result of such exercise or disqualifying disposition, and shall include on such employee's annual wage statement or other payroll tax reporting form for the calendar year in which the option is exercised or the disqualifying disposition occurs the amount of such income and withholdings. In addition, upon the exercise of any nonqualified stock option, or the disqualifying disposition of stock acquired upon exercise of any incentive stock option, covered by the Employee Benefits Matters Agreement, the employer of the employee exercising such option or making such disqualifying disposition of stock shall be responsible for paying to any applicable Taxing Authority any Taxes imposed on an employer in connection with such exercise or disqualifying disposition. If an employee exercises an option with respect to, or makes a disqualifying disposition of, other than his or her employer's stock, then the issuer of that stock shall be required to provide the employer with information sufficient to allow the employer to satisfy its withholding and reporting obligations, including, without limitation, the number of option shares exercised or shares disposed of in a disqualifying disposition, the fair market value of the issuer's stock on the date of exercise and, if applicable, the date of disposition, and the option price paid for the stock. The issuer of such stock shall retain the stock to be issued upon the exercise of an option by a person who is not an employee of such issuer until such time as both the exercise price for the stock has been paid and any required withholding with respect to the income to be recognized by such person has been remitted to his or her employer. The employer, if the employer is not the issuer of the stock, shall promptly notify the issuer when such required withholding has been remitted.

     8.2  Tax Deduction and Allocation of Tax Benefit. The employer of an
          -------------------------------------------
employee exercising a stock option, or making a disqualifying disposition of stock acquired upon exercise of any incentive stock option, covered by the Employee Benefits Matters Agreement shall be entitled to claim any and all deductions, to the extent permitted, on any Tax Return for the income recognized by such employee as a result of such exercise or disqualifying disposition. Not later than ninety (90) days after the end of each calendar year during which a stock option is exercised, or a disqualifying disposition of stock acquired upon exercise of any incentive stock option occurs, which is covered by the Employee Benefits Matters Agreement, the Post-Distribution GCI Group and the GCI Properties Group shall each compute, and shall provide a schedule to the other Party showing such computation, the total amount of income included in its employees' annual wage statements or other payroll tax reporting forms for the calendar year with respect to stock options, or disqualifying dispositions of stock acquired upon the exercise of any incentive stock option, covered by the Employee Benefits Matters Agreement which have been exercised or for which there has been a disqualifying disposition during that calendar year for which no member of the respective group (or another corporation which has become the common parent that includes such group) is the issuer of such stock. If, for such calendar year, the total amount of income included in the annual wage statements or other payroll tax reporting forms of the employees of the Post-Distribution GCI Group as a result of the exercise of stock options, or disqualifying dispositions of stock acquired upon the exercise of any incentive stock option, covered by the Employee Benefits Matters Agreement for which no member of the Post-Distribution GCI Group (or another corporation which has become the common parent that includes the Post-Distribution GCI Group) is the issuer of such stock exceeds the total amount of income included in the annual wage statements or other payroll tax reporting forms of the employees of the GCI Properties Group as a result of the exercise of stock options or disqualifying dispositions of stock acquired upon the exercise of any incentive stock option covered by the Employee Benefits Matters Agreement for which no member of the GCI Properties Group (or another corporation which has become the common parent that includes the GCI Properties Group) is the issuer of such stock, then GCI shall pay to GCI Properties, not later than ten (10) days after the exchange of such computations, an amount equal to such excess times the sum of the highest federal income tax rate under Code Section 11 (or any successor provision thereto) applicable to a corporation that is in effect for the calendar year for which such computation is being made plus five percent (5%). If, for such calendar year, the total amount of income included in annual wage statements or other payroll tax reporting forms of the employees of the GCI Properties Group as a result of the exercise of stock options, or disqualifying dispositions of stock acquired upon the exercise of any incentive stock option, covered by the Employee Benefits Matters Agreement for which no member of the GCI Properties Group (or another corporation which has become the common parent that includes the GCI Properties Group) is the issuer of such stock exceeds the total amount of income included in annual wage statements or other payroll tax reporting forms of the employees of the Post-Distribution GCI Group as a result of the exercise of stock options, or disqualifying dispositions of stock acquired upon the exercise of any incentive stock option, covered by the Employee Benefits Matters Agreement for which no member of the Post-Distribution GCI Group (or another corporation which has become the common parent that includes the Post-Distribution GCI Group) is the issuer of such stock, then GCI Properties shall pay to GCI, not later than ten (10) days after the exchange of such computations, an amount equal to such excess times the sum of the highest federal income tax rate under Code Section 11 (or any successor provision thereto) applicable to a corporation that is in effect for the calendar year for which such computation is being made plus five percent (5%). In addition, each Party shall reimburse the other Party for the payroll Taxes imposed on such other Party under Code Section 3111(a) and (b) in respect of any income recognized by its employees to the extent that such income was taken into account in determining the payment to be made under either of the two previous sentences. In determining the amount of such reimbursement payable to the other Party, it shall be assumed that such income was the last item of income earned by the employee during the applicable year. In the event that it is determined as a result of a challenge by a Taxing Authority that a member of one of the groups claiming a deduction as a result of an exercise of an option or a disqualifying disposition of stock covered by this Article VIII is not entitled to such deduction, and a member of the other group is entitled to claim such deduction and receives a refund of or reduction in Taxes as a result of claiming such deduction, then no payment with respect to such deduction shall be due under this Section 8.2 (including any payment for reimbursement of payroll Taxes paid as an employer) or, if a payment has already been made with respect to such deduction, then such payment (net of any reimbursement for payroll Taxes) shall be returned to the Party who originally made such payment. For purposes of this Article VIII, a person whose employment has terminated prior to the time an option covered by the Employee Benefits Matters Agreement is exercised shall be treated as an employee of the group by which he or she was last employed.


                                  ARTICLE IX.

                                   PAYMENTS
                                   --------

     9.1  Payments in General. Except as otherwise provided in this Agreement,
          -------------------
any amount required to be paid by one Party pursuant to this Agreement shall be paid in immediately available funds within thirty (30) days after written demand therefor from the other Party.

     9.2  Interest on Late Payments. Any amount payable under this Agreement by
          -------------------------
one Party to another Party shall, if not paid by the due date specified in this Agreement, bear interest from such due date until the date paid at the underpayment rates applicable under Section 6621 of the Code on and after the due date.

     9.3  Character and Effect of Payments. The Parties agree that for income
          --------------------------------
and other Tax purposes all amounts paid pursuant to this Agreement by one Party to the other Party (other than interest payments pursuant to Section 9.2) shall be treated by the Parties as made directly to the third parties to which such payment is due. If, notwithstanding such treatment by the Parties, any payment by either Party is determined to be taxable to the other Party by any Taxing Authority, the payor shall also indemnify the other Party for the amount of any Taxes and related Expenses payable by the other Party by reason of the receipt of such payment. In addition, the amount of any indemnity payment due under this Agreement shall be computed by properly taking into account any Tax Benefit actually realized by the recipient from the payment of the item at issue (net of the Taxes and related Expenses described in the preceding sentence).

     9.4  Notice. The Parties shall give each other prompt notice of any payment
          ------
that may be due under this Agreement.


                                  ARTICLE X.

                           ADMINISTRATIVE PROVISIONS
                           -------------------------

     10.1 Interest. Except as expressly provided herein, no obligation to pay or
          --------
right to collect interest or other amounts shall arise by virtue of this Agreement.

     10.2 Expenses. Except as expressly provided herein, each Party to this
          --------
Agreement hereby agrees to be responsible for all of the expenses which it may incur in carrying out its duties hereunder.


                                  ARTICLE XI.

                                 MISCELLANEOUS
                                 -------------

     11.1 Prior Agreement. This Agreement supersedes and terminates the Tax
          ---------------
Sharing Agreement dated December 29, 1993, between GCI and GCHS.

     11.2 Modification of Agreement. No modification, amendment or waiver or any
          -------------------------
provision of this Agreement shall be effective unless the same shall be in writing, and signed by each of the Parties hereto and then such modification, amendment or waiver shall be effective only in the specific instance and for the purpose for which given.

     11.3 Successors and Assigns. Except as hereinafter provided, neither this
          ----------------------
Agreement nor any rights hereunder shall be assignable or transferable by any Party hereto, without the prior written consent of the other Parties hereto, except by operation of law. Each Party hereby guarantees the performance of all actions, agreements, and obligations provided for under this Agreement by each of its Subsidiaries it has at the time such performance is required. Each Party shall, upon the written request of any other Party, cause any of its Subsidiaries formally to execute this Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of the corporations bound hereby.

     11.4 Term. This Agreement shall commence on the date of execution indicated
          ----
above and shall continue in effect until otherwise agreed to in writing by the Parties or their successors. Notwithstanding any other provision in this Agreement, this Agreement shall remain in effect and its provisions shall survive for the full period of all applicable statutes of limitation (giving effect to any extension, waiver, or mitigation thereof).

     11.5 Rights Confined to Parties. Nothing expressed or implied herein is
          --------------------------
intended or shall be constructed to confer upon or to give to any person firm or corporation (other than the Parties hereto, and their successors and assigns) any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof. All terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the Parties hereto, and their successors and assigns.

     11.6 Notices. All demands, notices, and communications under this Agreement
          -------
shall be in writing and shall be deemed to have been duly given on the date on which such demand, notice, or communication is personally delivered or sent by certified or registered United States Mail, postage prepaid, to:

               a)   in the case of GCI and/or a member of the GCI Group:

                    ___________________
                    c/o  ______________
                    ___________________
                    ___________________

               b) in the case of GCI Properties and/or a member of the GCI Properties Group:
                    ____________________
                    c/o  _______________
                    ____________________
                    ____________________

     11.7 Effect of Headings. The paragraph headings herein are for convenience
          ------------------
only and shall not affect the construction hereof.

     11.8 Governing Law. The governing law provision of this Agreement shall be
          -------------
identical to the governing law provision of the Distribution Agreement.

     11.9 Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall, when so executed, be considered an original and all of which, taken together, shall be considered one document.


     IN WITNESS WHEREOF, the Parties hereto have caused their names to be subscribed and executed by their respective authorized officers on the dates indicated, effective as of the day first written above.


GRANCARE, INC.

By: __________________________     Date: ___________________________


GCI PROPERTIES, INC.

By: __________________________     Date: ___________________________


GRANCARE HEALTH SERVICES, INC.

By: __________________________     Date: ___________________________

COMPUPHARM, INC.

By:______________________________          Date:__________________________


PATIENT THERAPY SYSTEMS, INC.

By:______________________________          Date:__________________________


GCI-CAL PHARMACIES, INC.

By:______________________________          Date:__________________________


GCI INNOVATIVE PHARMACY, INC.

By:______________________________          Date:__________________________


COMPUPHARM LTC, INC.

By:______________________________          Date:__________________________


DRUG SYSTEMS, INC.


By:______________________________          Date:__________________________


COMPUPHARM OF VIRGINIA, INC.

By:______________________________          Date:__________________________


TEAMCARE PHARMACY, INC.

By:______________________________          Date:__________________________


CAPCARE HEALTH SERVICES, INC.

By:______________________________          Date:__________________________


RENAISSANCE MENTAL HEALTH CENTER, INC.

By:______________________________          Date:__________________________

COMPUPHARM OHIO PHARMACY, INC.

By:______________________________          Date:__________________________


COMPUPHARM CLINICAL SERVICES, INC.

By:______________________________          Date:__________________________


COMPUPHARM NEW JERSEY, INC.

By:______________________________          Date:__________________________


AMS GREEN TREE, INC.

By:______________________________          Date:__________________________


AMERICAN-CAL MEDICAL SERVICES, INC.,

By:______________________________          Date:__________________________


HMI CONVALESCENT CARE, INC.

By:______________________________          Date:__________________________


GRANCARE SOUTH CAROLINA, INC.

By:______________________________          Date:__________________________


GCI PALM COURT, INC.

By:______________________________          Date:__________________________


GCI EAST VALLEY MEDICAL & REHABILITATION CENTER, INC.

By:______________________________          Date:__________________________


GCI REALTY, INC.

By:______________________________          Date:__________________________


GCI JOLLEY ACRES, INC.

By:______________________________          Date:__________________________


GCI PRINCE GEORGE, INC.

By:______________________________          Date:__________________________



GCI SPRINGDALE VILLAGE, INC.

By:______________________________          Date:__________________________


GCI VILLAGE GREEN, INC.

By:______________________________          Date:__________________________


GCI FAITH NURSING HOME, INC.

By:______________________________          Date:__________________________


GCI REHAB, INC.

By:______________________________          Date:__________________________

GCI-CAL HEALTH CARE CENTERS, INC.

By:______________________________          Date:__________________________


GRANCARE HOME HEALTH SERVICES, INC.

By:______________________________          Date:__________________________


COORDINATED HOME HEALTH SERVICES, INC.

By:______________________________          Date:__________________________


GRANCARE NURSING SERVICES AND HOSPICE, INC.


By:______________________________          Date:__________________________


WINYAH DISPENSARY, LTC OF NORTH CAROLINA, INC.

By:______________________________          Date:__________________________


GCI-WINYAH, INC.

By:______________________________          Date:__________________________


AMS PROPERTIES, INC.

By:______________________________          Date:_________________________


EVERGREEN HEALTH CARE, INC.

By:______________________________          Date:__________________________


NATIONAL HERITAGE REALTY, INC.

By:______________________________          Date:__________________________


OMEGA/INDIANA CARE CORPORATION

By:______________________________          Date:__________________________


EH ACQUISITION CORP., INC.

By:______________________________          Date:__________________________


EH ACQUISITION CORP. II, INC.

By:______________________________          Date:__________________________


EH ACQUISITION CORP. III, INC.

By:______________________________          Date:__________________________


HERITAGE OF LOUISIANA, INC.

By:______________________________          Date:__________________________


HEALTH RESOURCES, INC.

By:______________________________          Date:__________________________


NATIONAL HERITAGE PHARMACY, INC.

By:______________________________          Date:__________________________


HERITAGE STERLING FINANCIAL SERVICES, INC.

By:______________________________          Date:__________________________

STERLING HEALTH CARE, INC.

By:______________________________          Date:__________________________


EH RESOURCES, INC.

By:______________________________          Date:__________________________


GCI HEALTH CARE CENTERS, INC.

By:______________________________          Date:__________________________


GC SERVICES, INC.

By:______________________________          Date:__________________________


GCI VALLEY MANOR HEALTH CARE CENTER, INC.

By:______________________________          Date:__________________________


GCI CAMELIA CARE CENTER, INC.

By:______________________________          Date:__________________________


CORNERSTONE HEALTH MANAGEMENT COMPANY

By:______________________________          Date:__________________________


HOSTMASTERS, INC.

By:______________________________          Date:__________________________


GCI COLTER VILLAGE, INC.

By:______________________________          Date:__________________________

GCI INDEMNITY, INC.

By:______________________________          Date:__________________________


GCI BELLA VITA, INC.

By:______________________________          Date:__________________________


GCI WISCONSIN PROPERTIES, INC.

By:______________________________          Date:__________________________


GCI ASHLAND HEALTH CARE CENTER, INC.

By:______________________________          Date:__________________________


GCI NORTH SHORE HEALTH CARE CENTER, INC.

By:______________________________          Date:__________________________


GCI HILLSIDE HEALTH CARE CENTER, INC.

By:______________________________          Date:__________________________


GCI FAMILY NURSING HOME AND REHABILITATION CENTER, INC.

By:______________________________          Date:__________________________


PROFESSIONAL HEALTH CARE MANAGEMENT, INC.

By:______________________________          Date:__________________________


CAMBRIDGE BEDFORD, INC.

By:______________________________          Date:__________________________


CAMBRIDGE EAST, INC.

By:______________________________          Date:__________________________


CAMBRIDGE NORTH, INC.

By:______________________________          Date:__________________________


CAMBRIDGE SOUTH, INC.

By:______________________________          Date:__________________________


CLINTONAIRE NURSING HOME, INC.

By:______________________________          Date:__________________________


CRESTMONT HEALTH CENTER, INC.

By:______________________________          Date:__________________________


FRENCHTOWN NURSING HOME, INC.

By:______________________________          Date:__________________________


HERITAGE NURSING HOME, INC.

By:______________________________          Date:__________________________

MADONNA NURSING CENTER, INC.

By:______________________________          Date:__________________________

MIDDLEBELT NURSING HOME, INC.

By:______________________________          Date:__________________________


MIDDLEBELT-HOPE NURSING HOME, INC.

By:______________________________          Date:__________________________


NIGHTINGALE EAST NURSING CENTER, INC.

By:______________________________          Date:__________________________


ST. ANTHONY NURSING HOME, INC.

By:______________________________          Date:__________________________


INTERNATIONAL HEALTH CARE MANAGEMENT, INC.

By:______________________________          Date:__________________________

INTERNATIONAL X-RAY, INC.

By:______________________________          Date:__________________________


SPAN PURCHASING, INC.

By:______________________________          Date:__________________________


GCI-CAL THERAPIES, INC.

By:______________________________          Date:__________________________


GCI THERAPIES, INC.

By:______________________________          Date:__________________________

                                 Schedule 2.2
                                 ------------

Corporation(s):                                   Returns:
--------------                                    -------

Compupharm LTC, Inc.                              All property tax returns

All members of the Post-Distribution GCI Group    All Forms 1099

All members of the Post-Distribution GCI Group    All payroll tax forms,
                                                  including Forms W-2

All members of the Post-Distribution GCI Group    Quarterly and annual payroll
                                                  tax withholding

All members of the Post-Distribution GCI Group    Quarterly  and annual social
                                                  security tax withholding

All members of the Post-Distribution GCI Group    Quarterly and annual
                                                  unemployment tax returns